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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549





                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report July 19, 2002
                                          ------------
                        (Date of earliest event reported)


                               VISTEON CORPORATION
                               -------------------
             (Exact name of registrant as specified in its charter)


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

                  Delaware                                1-15827                       38-3519512
                  --------                                -------                       ----------

(State or other jurisdiction of incorporation)    (Commission File Number)     (IRS Employer Identification No.)



 5500 Auto Club Drive, Dearborn, Michigan                                                48126
------------------------------------------                                             ---------
 (Address of principal executive offices)                                              (Zip Code)
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        Registrant's telephone number, including area code (800)-VISTEON
                                                            -------------






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ITEM 5.   OTHER EVENTS.

         On July 19, 2002, we issued a press release concerning our second quarter 2002 results. The press release, filed as Exhibit 20 to this Current Report on Form 8-K, is incorporated herein by this reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

Exhibit No.                Description
20                         Press release dated July 19, 2002

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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 VISTEON CORPORATION




Date:  July 19, 2002             By:    /s/Stacy L. Fox
                                        -------------------------
                                 Stacy L. Fox
                                 Senior Vice President,
                                 General Counsel and Secretary






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                                  EXHIBIT INDEX



Exhibit No.                       Description                       Page

Exhibit 20                     Press Release dated
                               July 19, 2002